Exhibit 99

Hoechner Named President and Chief Executive Officer of Rogers Corporation

ROGERS, Conn.--(BUSINESS WIRE)--September 21, 2011--Rogers Corporation (NYSE:ROG) announced today that its Board of Directors has elected a new President and Chief Executive Officer, Mr. Bruce D. Hoechner, effective October 3, 2011, at which time he will also become a member of the Company’s Board of Directors. Mr. Hoechner, 51, will succeed Robert D. Wachob, 64, who will become Chairman of the Board of Directors.

Mr. Hoechner has many years of broad leadership experience across numerous geographies, businesses and functions in the specialty chemicals industry with particularly strong international business expertise. For the past five years, Mr. Hoechner was based in Shanghai, China, first with Rohm and Haas Company, for whom he worked for 28 years, and then moving to Dow Chemical upon its acquisition of Rohm and Haas in 2009. While in Shanghai, Mr. Hoechner was responsible for a variety of businesses, most recently as President, Asia Pacific Region, Dow Advanced Materials Division with regional revenues of more than $2 billion. Mr. Hoechner has also led a number of specialty chemical global business units, which had wide-ranging operations in Europe, North America, Latin America, as well as Asia.

Mr. Hoechner said, “I am very pleased to be joining Rogers, a company that clearly has done an excellent job of positioning itself for success in the fast growing megatrends markets related to the Internet, Mass Transit and Clean Technology. I look forward to working with the Rogers team to build on this solid foundation and to continue to grow the Company.”

William E. Mitchell, Lead Director of the Rogers Corporation Board of Directors said, “The entire Board of Directors would like to thank Bob for his many years of dedicated service, for setting the strategic direction of the Company and for positioning Rogers to continue growing in the future. We are pleased to have Bruce join the Company. He is exceptionally well qualified to succeed Bob and assume the role of President and CEO of Rogers. His breadth of experience, combined with his global business knowledge, makes him well suited to continue to successfully execute the Company’s vision.”

Mr. Wachob commented, “The Board and I have been executing our CEO succession plan for almost two years. In Bruce, we have found an exceptionally talented leader and strategic thinker. I am very comfortable turning over the reins to Bruce and am confident he will continue growing the Company. My plan has been, and continues to be, to retire after executing a successful transition which I expect will be sometime in 2012.”

Mr. Hoechner holds a Bachelor of Science degree in Chemical Engineering from Penn State University and is a graduate of the Wharton Management Certificate Program at the University of Pennsylvania.

About Rogers Corporation

Rogers Corporation (NYSE:ROG) is a global technology leader in specialty materials and components that enable high performance and reliability of consumer electronics, power electronics, mass transit, clean technology, and telecommunications infrastructure. With more than 179 years of materials science and process engineering knowledge, Rogers provides product designers with solutions to their most demanding challenges. Rogers’ products include advanced circuit materials for wireless infrastructure, power amplifiers, radar systems, high speed digital; power electronics for high-voltage rail traction, hybrid-electric vehicles, wind and solar power conversion; and high performance foams for sealing and energy management in smartphones, aircraft and rail interiors, automobiles and apparel; and other advanced materials for diverse markets including defense and consumer products. Headquartered in Connecticut (USA), Rogers operates manufacturing facilities in the United States, Belgium, China, Germany, and South Korea, with joint ventures and sales offices worldwide. For more information, visit www.rogerscorp.com.

Safe Harbor Statement

Statements in this news release, including but not limited to projections of financial results and planned operational enhancements that are not strictly historical may be deemed to be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to uncertainties and risks. These uncertainties and risks include, but are not limited to, changing business, economic, and political conditions both in the United States and in other countries, market demand and pricing, the possibility that anticipated benefits of acquisitions may not materialize as expected, competitive and cost factors, unanticipated delays or problems in completing our planned operational enhancements to various facilities, rapid technological change, new product introductions, legal proceedings, and the like. Forward looking statements in this press release should be evaluated together with these as well as the other uncertainties and risks that affect Rogers Corporation’s business, particularly those discussed in its most recent Form 10-K filed with the Securities and Exchange Commission. Such factors could cause actual results to differ materially from those in the forward-looking statements. All information in this press release is as of September 21, 2011 and Rogers undertakes no duty to update this information unless required by law.

CONTACT:
Rogers Corporation
Investor Contact:
William J. Tryon, 860-779-4037
Manager of Investor and Public Relations
Fax: 860-779-5509
william.tryon@rogerscorp.com
www.rogerscorp.com

Hoechner to Receive Equity Inducement Awards

ROGERS, Conn.--(BUSINESS WIRE)--September 21, 2011--Rogers Corporation (NYSE:ROG) announced today, as required by New York Stock Exchange (NYSE) rules, that it will grant the following equity inducement awards to its newly appointed President and Chief Executive Officer, Bruce D. Hoechner, upon his commencement of employment with the Company on October 3, 2011 (the “Grant Date”):

- Time-based restricted stock units with an initial value of $400,000, with the number of units to be based on the per share closing price of Rogers stock on the Grant Date with the award vesting 100% on October 3, 2015, provided Mr. Hoechner is still employed with Rogers at that time,

- Time-based restricted stock units with an initial value of $400,000, with the number of units to be based on the per share closing price of Rogers stock on the Grant Date with the award vesting in equal one-third increments on each of the first three anniversaries of the Grant Date provided Mr. Hoechner is still employed with Rogers at that time, and,

- Non-qualified time-based stock options with an initial value of $400,000, with the number of option shares to be based on the Black-Scholes value of each option on the Grant Date. The term of each option shall be 10 years (subject to earlier termination) and the per share exercise price will be equal to the closing price of Rogers stock on the Grant Date with 25% of this award vesting on October 3, 2013, 50% of this award vesting on October 3, 2014 and 100% of this award vesting on October 3, 2015, provided that Mr. Hoechner is still employed with Rogers at that time.

These awards may vest earlier upon termination of employment due to death, disability or a qualifying involuntary termination, and are subject to forfeiture in the event of voluntary resignation or termination for cause prior to vesting.

These awards will be granted outside of the Company's 2009 Long-Term Equity Compensation Plan, but will generally be subject to the same terms and conditions as apply to restricted stock units and stock options granted under that plan. It is not anticipated that Mr. Hoechner will receive any equity awards under the Company’s 2009 Long-Term Equity Compensation Plan during 2012 except for performance-based restricted stock units. The Company's Board of Directors (including a majority of the Company's independent directors) approved these equity inducement awards in reliance on an employment inducement exception to shareholder approval provided for in the NYSE governance rules. To comply with the terms of this exemption, these inducement equity grants require an immediate public announcement of the awards and written notice to the NYSE.

About Rogers Corporation

Rogers Corporation (NYSE:ROG) is a global technology leader in specialty materials and components that enable high performance and reliability of consumer electronics, power electronics, mass transit, clean technology, and telecommunications infrastructure. With more than 179 years of materials science and process engineering knowledge, Rogers provides product designers with solutions to their most demanding challenges. Rogers’ products include advanced circuit materials for wireless infrastructure, power amplifiers, radar systems, high speed digital; power electronics for high-voltage rail traction, hybrid-electric vehicles, wind and solar power conversion; and high performance foams for sealing and energy management in smartphones, aircraft and rail interiors, automobiles and apparel; and other advanced materials for diverse markets including defense and consumer products. Headquartered in Connecticut (USA), Rogers operates manufacturing facilities in the United States, Belgium, China, Germany, and South Korea, with joint ventures and sales offices worldwide. For more information, visit www.rogerscorp.com.

Safe Harbor Statement

Statements in this news release, including but not limited to projections of financial results and planned operational enhancements that are not strictly historical may be deemed to be “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and are subject to uncertainties and risks. These uncertainties and risks include, but are not limited to, changing business, economic, and political conditions both in the United States and in other countries, market demand and pricing, the possibility that anticipated benefits of acquisitions may not materialize as expected, competitive and cost factors, unanticipated delays or problems in completing our planned operational enhancements to various facilities, rapid technological change, new product introductions, legal proceedings, and the like. Forward looking statements in this press release should be evaluated together with these as well as the other uncertainties and risks that affect Rogers Corporation’s business, particularly those discussed in its most recent Form 10-K filed with the Securities and Exchange Commission. Such factors could cause actual results to differ materially from those in the forward-looking statements. All information in this press release is as of September 21, 2011 and Rogers undertakes no duty to update this information unless required by law.

CONTACT:
Rogers Corporation
Investor Contact:
William J. Tryon, 860-779-4037
Manager of Investor and Public Relations
Fax: 860-779-5509
william.tryon@rogerscorp.com
www.rogerscorp.com